UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)          January 4, 2006
ROCKY SHOES & BOOTS, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-21026	31-1364046

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39 East Canal Street, Nelsonville, Ohio	45764

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (740) 753-1951
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On January 4, 2006, Rocky Shoes & Boots, Inc. (the “Company”) issued a press release that discussed, among other things, updated guidance for fiscal 2005. A copy of the Company’s press release is attached hereto as Exhibit 99 and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
     The Company’s press release also discussed the termination of a military contract, updated guidance for fiscal 2006, and the withdrawal of the Company’s registration statement filed with the SEC on September 15, 2005. A copy of the Company’s press release is attached hereto as Exhibit 99 and is incorporated herein by reference.
     The information in this Form 8-K and accompanying press release are being furnished under Items 2.02 and 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
     The information contained or incorporated by reference in this Form 8-K contains forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. A number of factors, including but not limited to those set forth in periodic reports filed with the Securities and Exchange Commission, including the Company’s annual report on Form 10-K for the year ended December 31, 2004 (filed March 16, 2005), quarterly report on Form 10-Q for the quarter ended September 30, 2005 (filed November 1, 2005), quarterly report on Form 10-Q for the quarter ended June 30, 2005 (filed August 9, 2005), and amended quarterly report on Form 10-Q for the quarter ended March 31, 2005 (filed September 13, 2005), could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Form 8-K are based on information available at the time of the report. The Company assumes no obligation to update any forward-looking statement.
Item 9.01. Financial Statements and Exhibits.
     (c)    Exhibits.

Exhibit No.	Description
99*	Press Release, dated January 4, 2006.
* Such press release is being “furnished” (not filed) under Items 2.02 and 7.01 of this Current Report on Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rocky Shoes & Boots, Inc.
Date: January 5, 2006	By:	/s/ James E. McDonald
James E. McDonald, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99*	Rocky Shoes & Boots, Inc. Press Release issued January 4, 2006.

*	Such press release is being “furnished” (not filed) under Items 2.02 and 7.01 of this Current Report on Form 8-K.

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